EXHIBIT A-1 - FORM OF
                                                                REVOLVING CREDIT

                                                                 PROMISSORY NOTE


U.S. _______________                               Dated:  September __, 2002


                     FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a _________________ corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Revolving Credit Advances (as defined below) owing to the Lender by the Borrower pursuant to the Second Amended and Restated Credit Agreement dated as of September __, 2002 among the Borrower, [Paxar Corporation,] the other Borrowers party thereto, the Lender and certain other lenders party thereto, and Fleet National Bank, as Administrative Agent for the Lender and such other lenders (as amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined) on the Termination Date.

                     The Borrower promises to pay the Lender interest on the unpaid principal amount of each Revolving Credit
Advance from the date of such Revolving Credit Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                     Both principal and interest are payable in lawful money of the United States of America or in the Primary
Currency, as appropriate, to Fleet National Bank, as Administrative Agent, at the office of the Administrative Agent as the Administrative Agent shall notify the Borrower, in same day funds. Each Revolving Credit Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

                     This Promissory Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of advances (the "Revolving Credit Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note and the Credit Agreement, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

                     The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                     This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                [NAME OF BORROWER]


                                 By
                                     -------------------------------------------
                                     Title:




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                       ADVANCES AND PAYMENTS OF PRINCIPAL

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
                                                    Amount of Principal Paid
      Date                  Amount of Advance              or Prepaid           Unpaid Principal Balance       Notation Made By
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